SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     LPT Variable Insurance Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:
       _______________________________________________________________

                       LPT VARIABLE INSURANCE SERIES TRUST

                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2000

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, on August 3, 2000, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a change in sub-adviser for the Lexington Corporate Leaders Portfolio from Lexington Management Corporation to London Pacific Advisory Services, Inc. and a proposed amendment to the Sub-Advisory Agreement among LPIMC Insurance Marketing Services ("Adviser"), London Pacific Advisory
     Services, Inc. and the Trust with respect to the Lexington Corporate Leaders Portfolio.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on June 16, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.

                                        By Order of the Board of Trustees,

                                        GEORGE NICHOLSON
                                        Vice President, Treasurer, Principal
                                        Financial Officer and Principal
                                        Accounting Officer


July 13, 2000
Sacramento, California



                       LPT VARIABLE INSURANCE SERIES TRUST

                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 3, 2000
                                   -----------

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), which consists of separate portfolios. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Lexington Corporate Leaders Portfolio (the "Lexington Portfolio or Portfolio") to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833
("London Pacific") on August 3, 2000, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions form(s) were first mailed to variable contract owners on or about July 13, 2000.

The Trustees have fixed the close of business on June 16, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Lexington Corporate Leaders Portfolio entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 505,669 shares of the Lexington Portfolio outstanding. See page 9 for information concerning the substantial Shareholders of the Shares of the Lexington Portfolio.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by London Pacific or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of London Pacific.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 852-3152 OR WRITING TO THE ANNUITY SERVICE CENTER AT P.O. BOX 2956, RALEIGH, NC 27626.

                                     VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the Proposal.


The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by London Pacific. All shares of the Portfolio are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on July 31, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instructions form or written notice of revocation. Only the Variable Contract owner executing the voting instructions form can revoke it. London Pacific will vote the Shares of the Portfolio in accordance with all properly executed and unrevoked voting instructions of Variable Contract owners.

THIS PROXY IS SOLICITED BY THE TRUSTEES.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE LEXINGTON CORPORATE LEADERS PORTFOLIO FROM LEXINGTON MANAGEMENT CORPORATION TO LONDON PACIFIC ADVISORY SERVICES, INC. AND A PROPOSED AMENDMENT TO THE SUB-ADVISORY AGREEMENT AMONG LPIMC INSURANCE MARKETING SERVICES (ADVISER), LONDON PACIFIC ADVISORY SERVICES, INC. AND THE TRUST WITH RESPECT TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO.

PROPOSAL 1: APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE LEXINGTON CORPORATE LEADERS PORTFOLIO FROM LEXINGTON MANAGEMENT CORPORATION TO LONDON PACIFIC ADVISORY SERVICES, INC. AND A PROPOSED AMENDMENT TO THE SUB-ADVISORY AGREEMENT AMONG LPIMC INSURANCE MARKETING SERVICES (ADVISER), LONDON PACIFIC ADVISORY SERVICES, INC. AND THE TRUST WITH RESPECT TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO

INTRODUCTION. The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement between the Adviser and the Trust dated January 9, 1996, as amended. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California 95833. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

           INFORMATION REGARDING PROPOSED SUB-ADVISORY AGREEMENT WITH
                     LONDON PACIFIC ADVISORY SERVICES, INC.

Currently, Lexington Management Corporation serves as the sub-adviser to the Lexington Portfolio pursuant to a Sub-Advisory Agreement dated July 7, 1995 (Lexington Sub-Advisory Agreement). The Lexington Sub-Advisory Agreement was approved by London Pacific, as the Portfolio's sole initial shareholder, by vote of the Portfolio's initial seed money in 1996. It was most recently renewed by the Board of Trustees at a meeting held on June 22, 1999. It is now proposed that London Pacific Advisory Services, Inc. replace Lexington Management Corporation as the sub-adviser for the Lexington Portfolio. London Pacific Advisory Services, Inc. (LPA) (formerly known as Select Advisors, Inc.), located at 1755 Creekside Oaks Drive, Suite 290, Sacramento, California 95833, began operations in 1983 through its predecessor company, and is a registered investment adviser. LPA and affiliated companies provide financial services for clients with assets in excess of $2 billion. LPA is a wholly-owned subsidiary of the London Pacific Group Limited, Minden House, 6 Minden Place, St. Helier, Jersey JE1 1AE, Channel Islands, a corporation listed on the New York and London Stock Exchanges with a market valuation of approximately $580 million. The London Pacific Group Limited, which manages or administers funds valued at approximately $4.5 billion (including the assets managed by LPA) as of December 31, 1999, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh and San Francisco.

LPA currently serves as sub-adviser to one other Portfolio of the Trust (the LPA Global Leaders Portfolio, formerly, the SAI Global Leaders Portfolio) pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") between the Adviser and LPA dated as of April 8, 1999. (No sub-advisory fees were paid in 1999 to LPA in connection with the LPA Global Leaders Portfolio. All such fees were waived.) It is proposed that the Sub-Advisory Agreement be amended to add the Lexington Portfolio to the agreement. A copy of the Sub-Advisory Agreement, including the proposed amendment, is attached hereto as Annex A.


Under the terms of the Sub-Advisory Agreement, LPA is responsible for making investment decisions and placing orders for the purchase and sale of the Portfolio's investments directly with issuers or with brokers or dealers selected by it at its discretion. LPA also furnishes to the Board, which has overall responsibility for the business and affairs of the Portfolio, periodic reports on the investment performance of the Portfolio.

LPA is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment advisory services of LPA to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. LPA is free to, and does, render investment advisory services to others.

Consistent  with the  requirements  of the Investment  Company Act of 1940 (1940
Act), the Sub-Advisory Agreement provides that LPA generally is not liable to the Portfolio for any error of judgment or mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of LPA's duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) daysss. written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to the Agreement or interested persons of any party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement may be terminated at any time by LPA by giving sixty (60) days' written notice of such termination to the Trust and the Adviser at their respective principal places of business. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act.).

The current advisory fee and the proposed advisory fee for the Lexington Portfolio are indicated in the table below:

CURRENT ADVISORY FEE                             PROPOSED ADVISORY FEE

 .65% of first $10 million                          All Assets 0.50%
 .60% of next $90 million
 .55% over and above $100 million

UNDER THIS PROPOSAL, THE ADVISORY FEES PAID TO THE ADVISER BY THE PORTFOLIO WILL DECREASE AND THE SUB-ADVISORY FEES PAID TO THE SUB-ADVISER BY THE ADVISER WILL ALSO DECREASE.

The current sub-advisory fee and the proposed sub-advisory fee for the Lexington Portfolio are indicated in the table below.

       Current Sub-Advisory Fee                            Proposed Sub-Advisory Fee
------------------------------ ---------------------------- --------------------------- ----------------------------
Assets
                               Fees                         Assets                      Fees
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

First $10 million              .40%                         All assets                  .25%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

Next $90 million               .35%
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

Over and above $100 million    .30%
------------------------------ ---------------------------- --------------------------- ----------------------------

The aggregate amount of compensation paid by the Adviser to the current sub-adviser of the Lexington Portfolio for its services for the year ended 1999 was $34,651.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by LPA to the Portfolio. If approved, the proposed fee schedule is anticipated to take effect in August, 2000.

A discussion concerning the Trustees' determination is contained under Board of Trustees' Evaluation.

If the amendment to the Sub-Advisory Agreement is approved by Shareholders of the Lexington Portfolio, it is anticipated to take effect in August, 2000. It will remain in effect for two years from that date and, unless earlier terminated, will continue from year to year thereafter with respect to the Portfolio, provided that each such continuance is approved annually with respect to the Portfolio (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust) (Independent Trustees). In the event that Shareholders of the Lexington Portfolio do not approve the amendment to the Sub-Advisory Agreement, the Board of Trustees will take such action as it deems to be in the best interest of the Portfolio and its Shareholders.

If the Proposal is approved, the Portfolio will also be renamed. The Portfolio's new name will be the LPA Core Equity Portfolio.

Information about LPA and its principal executive officers and directors and fees is presented as Annex B. George Nicholson, the Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust, is an Assistant Secretary of LPA.


LPA is responsible for selecting the broker-dealers through which Portfolio securities are purchased. LPA uses its judgment to decide which broker-dealer firm, commodity broker or other firm will provide the best service to the Portfolio for each security a Portfolio wants to buy or sell. In deciding which firms provide the best service or "best execution", LPA considers a number of factors, including the cost of the service, the price of the security through that firm, the overall financial quality of the firm, the firm's capacity for handling the transaction, the speed with which the transaction will be completed, research provided by the firm on behalf of the Portfolio, the quality of the reporting for the transaction and any other services the firm may provide. Best execution does not mean the lowest price available or lowest commission, but means the combination of the factors discussed above, which is appropriate for the specific transaction. The Board of Trustees has overall responsibility for assuring that LPA obtains best execution for Portfolio transactions and for monitoring commissions paid to broker-dealers by the Portfolio.

Research Services

LPA may select broker-dealers to execute trades for the Portfolio which broker-dealers provide research and other services to LPA. These services may include research information, analyses and reports about securities, statistical data, advice on the value of securities, as well as equipment or services that provide access directly to such data through third parties. Agreements with these broker-dealers may provide that the broker-dealer may use a portion of the commissions paid by LPA to offset the costs of these services. LPA will use research services in managing the assets of the Portfolio. LPA may also use the research services in managing accounts of clients other than the Portfolio. LPA must at all times assure that the brokerage services of these broker-dealers meet the standards for best execution discussed above. The Board of Trustees of the Trust must also oversee these arrangements to assure that they meet the standards imposed by the Securities and Exchange Commission for best execution and that the research services conform to the guidelines established by the Securities and Exchange Commission for such services.

Although LPA will make investment decisions independently for each Portfolio, there may be occasions when more than one client of LPA, including other Portfolios managed by LPA, will be purchasing or selling the same security.
There are occasions when the price for purchasing the security, or the commissions the Portfolio would pay on the transaction, would be lower if all the trades were combined (bunched or aggregated) in one order. LPA may bunch trades of different Portfolios it subadvises when placing an order with a broker-dealer where LPA believes the aggregation is in the best interests of each Portfolio or client.


There may be other occasions where LPA is unable to purchase all the securities required to fill all the orders of the Portfolio and other clients. LPA must allocate the securities among the Portfolios and clients in a manner that is fair to all parties.

For the fiscal year ended December 31, 1999, the Portfolio had no transactions with affiliated broker/dealers.

                          BOARD OF TRUSTEES' EVALUATION

At a meeting of the Board of Trustees of the Trust held on June 5, 2000, the Board of Trustees voted to terminate the Lexington Agreement and to approve a proposed amendment to add the Lexington Portfolio to the Sub-Advisory Agreement among the Trust, LPA and the Adviser. In terminating the Lexington Agreement the Board took into account, among other things, the performance of Lexington against relevant performance benchmarks and the performance of LPA against relevant performance benchmarks.

The Board, including the independent Trustees, has determined that the Sub-Advisory Agreement will enable the Lexington Portfolio to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Lexington Portfolio and its Shareholders.

In evaluating the Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of LPA to provide sub-advisory services, including the credentials and investment experience of its officers; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of LPA; and (iii) the fairness of the compensation payable to LPA.

Based upon its review, the Board determined that the Sub-Advisory Agreement is in the best interests of the Lexington Portfolio and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the independent Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend its approval to the Portfolio's Shareholders.

                           PROPOSAL 2: OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.


REQUIRED VOTE. Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by London Pacific and its separate accounts. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                            By Order of the Board of Trustees,


                                            George C.  Nicholson
                                            Vice President, Treasurer, Principal
                                            Financial Officer and Principal
                                            Accounting Officer

July 13, 2000
Sacramento, California

                                     ANNEX A
                             SUB-ADVISORY AGREEMENT


                       AMENDMENT TO SUB-ADVISORY AGREEMENT
                                      AMONG
       LONDON PACIFIC ADVISORY SERVICES, INC., LPIMC INSURANCE MARKETING
                SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST


         This Amendment is made by and among London Pacific Advisory Services, Inc., a California corporation (the Sub-Adviser), LPIMC Insurance Marketing Services, a California corporation (the Adviser) and LPT Variable Insurance Series Trust, a Massachusetts business trust (the Trust).

         WHEREAS, the Sub-Adviser, Adviser and the Trust have entered into a Sub-Advisory Agreement dated as of April 8, 1999 (Agreement), whereby Adviser appointed Sub-Adviser to provide certain sub-advisory services to one of the investment Portfolios of the Trust; and

         WHEREAS,  pursuant  to the  Agreement,  the  Adviser  agreed to pay the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth in Exhibit B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-advisory services to one additional portfolio of the Trust, effective upon execution.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated ______________, 2000, attached hereto.

2. Exhibit B to the Agreement is hereby deleted and replaced in its entirety with Exhibit B dated ______________, 2000, attached hereto.






         IN WITNESS WHEREOF, the Sub-Adviser, the Adviser and the Trust have caused this Amendment to be executed as of the _____ day of ____________, 2000.

                                    LONDON PACIFIC ADVISORY
                                    SERVICES, INC.


                               By: _____________________________________


                                    LPIMC INSURANCE MARKETING SERVICES


                               By: _____________________________________



                                    LPT VARIABLE INSURANCE SERIES TRUST


                               By: _____________________________________



                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST

         The following Portfolios of LPT Variable Insurance Series Trust are subject to this Agreement:

                           LPA Global Leaders

                           LPA Core Equity


                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION

         For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder with respect to each of the LPA Global Leaders Portfolio and the LPA Core Equity Portfolio, monthly a fee of:

                  LPA Global Leaders Portfolio

                .50% of first $25 million of average daily net assets
                .45% of the next $75 million of average daily net assets .40% of average daily net assets over and above $100 million


                  LPA Core Equity Portfolio

                .25% of average daily net assets




                       LPT VARIABLE INSURANCE SERIES TRUST

                             SUB-ADVISORY AGREEMENT


         AGREEMENT dated as of April 8, 1999, among Select Advisors, Inc., a California corporation (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

         WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated June 30, 1995, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

     WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain investment management services for the investment portfolios of the Trust listed on Exhibit A hereto (the "Portfolio"); and

         WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.   SERVICES   OF   SUB-ADVISER.   Sub-Adviser   shall   have   the   following
     responsibilities:

         (a) to furnish continuous investment information, advice and recommendations to the Portfolio as to the acquisition, holding or disposition of any or all of the securities or other assets, including cash, which the Portfolio may own or contemplate acquiring from time to time;


         (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

     (c) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time;

         (d) to determine the investment securities to be purchased or sold by the Portfolio and, as agent for the Portfolio to: (i) execute any and all necessary agreements with brokers and/or dealers and (ii) purchase, hold, sell and effect transactions for the Portfolio pursuant to its determinations either directly with an issuer or with any broker and/or dealer in such securities;

         (e) at all times to invest money from London Pacific Life & Annuity Company's (the "Company") segregated asset account in such a manner as to satisfy the requirements for variable contracts under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. Without limiting the scope of the foregoing, the Sub-Adviser will at all times comply with Section 817(h) of the Code and Treasury Regulations 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this provision by the Sub-Adviser, it will take all reasonable steps (a) to notify the Adviser of such breach and (b) to adequately diversify the Portfolio so as to achieve compliance with the grace period afforded by Treasury Regulations 1.817-5;

         (f) to maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Portfolio including, without limitation, the books and records required by Subsections (b)(1), (5),
(6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the 1940 Act and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Trust and shall be immediately surrendered to the Trust upon request. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Trust or the Adviser at any time upon request, including telecopy, without unreasonable delay, during any business day. From time to time as the Adviser or the Trustees of the Trust may reasonably request, the Sub-Adviser will furnish the requesting party reports on Portfolio transactions and reports on investments held in the Portfolio, all in such detail as the Adviser or Trustees of the Trust may reasonably request; and

     (g) to comply with the Sub-Adviser's Code of Ethics, adopted pursuant to Rule 17j-1 under the 1940 Act.

2.   OBLIGATIONS   OF  THE  ADVISER.   The  Adviser  shall  have  the  following
     obligations under this Agreement:

     (a) to keep the Sub-Adviser continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

         (b) to provide to the Sub-Adviser any amendments, supplements or other changes to the Trust's Declaration of Trust, By-Laws, currently effective registration statement under the 1940 Act, including any amendments or supplements thereto, and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act, if applicable, (collectively, "Governing Instruments and Regulatory Filings") as soon as practicable after such materials become available and, upon receipt by the Sub-Adviser, the Sub-Adviser will act in accordance with such amended, supplemented or otherwise changed Governing Instruments and Regulatory Filings;

         (c) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

     (d) to comply with the Adviser's Code of Ethics, adopted pursuant to Rule 17j-1 under the 1940 Act;

     (e) to furnish the Sub-Adviser with any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement; and

         (f) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in Exhibit B attached hereto.

3.   PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser's overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's service to other clients. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.


         4. MARKETING SUPPORT. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity contracts issued by the Company, as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings as may be mutually agreed upon between Adviser and Sub-Adviser. Notwithstanding the foregoing, nothing contained in this Agreement shall obligate the Sub-Adviser to provide any funding or financial support for the purpose of directly or indirectly promoting investments in the Trust. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Company (including any information relating to its separate accounts or variable annuity contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

     5. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of California.

     6. EXECUTION OF AGREEMENT. This Agreement will become binding on the parties hereto upon their execution.

     7. COMPLIANCE WITH LAWS. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws, and current registration statement applicable to the Portfolio and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

         8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to the Agreement or interested persons of any party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving sixty (60) days' written notice of such termination to the Trust and the Adviser at their respective principal places of business.

         9. ASSIGNMENT. This Agreement may not be assigned by the Adviser or Sub-Adviser without the prior written consent of the parties hereto and shall automatically terminate in the event of any assignment without such consent.

         10. TERM. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act), and provided that the Sub-Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the termination date of this Agreement or at least sixty (60) days prior to each renewal thereafter that it does not desire such continuation.

     11. AMENDMENTS. This Agreement may be amended only in accordance with the 1940 Act.

     12. INDEMNIFICATION. The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of this section.

     13. NON-EXCLUSIVITY. The investment advisory services of the Sub-Adviser to the Portfolios under this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar services to others.

     14. INDEPENDENT CONTRACTOR. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall not, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have any authority to act for or represent the Portfolios or Trust in any way or otherwise be deemed to be an agent of the Portfolios or the Trust.

     15.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original.

         16. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                  (a)      If to the Sub-Adviser:

                           Select Advisors, Inc.
                           1755 Creekside Oaks Drive
                           Sacramento, California 95833
                           Attention: President
                           Facsimile: (916) 564-1545

                  (b)      If to the Adviser:

                           LPIMC Insurance Marketing Services
                           1755 Creekside Oaks Drive
                           Sacramento, California 95833
                           Attention: President
                           Facsimile: (916) 641-4282

                  (c)     If to the Trust:

                           LPT Variable Insurance Series Trust
                           1755 Creekside Oaks Drive
                           Sacramento, California 95833
                           Attention: President
                           Facsimile: (916) 641-4282




LPT VARIABLE INSURANCE SERIES TRUST



By:/s/IAN K. WHITEHEAD
   --------------------------------------------------
Title:     President


LPIMC INSURANCE MARKETING SERVICES



By:/s/JERRY TAMURA
   ---------------------------------------------------
Title: Senior Vice President


SELECT ADVISORS, INC.



By:/s/JACK WAYMIRE
   ---------------------------------------------------
Title: President


A copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.

                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST


     The following Portfolios of LPT Variable Insurance Series Trust are subject to this Agreement:

                           SAI Global Leaders



                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION


     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder with respect to the SAI Global Leaders Portfolio, monthly a fee of:


         SAI Global Leaders Portfolio

         .50% of first $25 million of average  daily net assets
         .45% of the next $75 million of average daily net assets .40% of average daily net assets over and above $100 million.





                                     ANNEX B

            INFORMATION ABOUT LONDON PACIFIC ADVISORY SERVICES, INC.

London Pacific Advisory Services, Inc. (LPA) is registered as an investment adviser under the Investment Advisers Act of 1940. The address of LPA is 1755 Creekside Oaks Drive, Suite 290, Sacramento, California 95833.

LPA's directors and principal executive officers, their addresses and their principal occupations are shown below.

---------------------------------------- ------------------------------------- -------------------------------------

Name and Position with
London Pacific                          Business Address                      Principal Occupation
                                        -----------------                      --------------------
Advisory Services, Inc.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Michael J Mayer                          1755 Creekside Oaks Dr                Chairman & CEO
                                         Sacramento  CA  95833
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Ian K Whitehead                          1755 Creekside Oaks Dr                Director
                                         Sacramento CA  95833

---------------------------------------- ------------------------------------- -------------------------------------

John B Waymire                           1755 Creekside Oaks Dr.               President, Director
                                         Sacramento, CA 95833

Timothy L Brown                          1755 Creekside Oaks Dr.               CFO, Secretary
                                         Sacramento, CA  95833

George Nicholson                         3101 Poplarwood Ct #300               Assistant Secretary
                                         Raleigh, NC 27604







                                      PROXY
                     LEXINGTON CORPORATE LEADERS PORTFOLIO
                                       OF
                        LPT VARIABLE INSURANCE SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 3, 2000


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust ("Trust"), hereby appoints ______________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 on August 3, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a change in sub-adviser for the Lexington Corporate Leaders Portfolio from Lexington Management Corporation to London Pacific Advisory Services, Inc. and a proposed amendment to the Sub-Advisory Agreement Among LPIMC Insurance Marketing Services ("Adviser"), London Pacific Advisory Services, Inc. and the Trust with respect to the Lexington Corporate Leaders Portfolio.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           London Pacific Life & Annuity Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


LEXINGTON CORPORATE
LEADERS PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:






             INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                    LEXINGTON CORPORATE LEADERS PORTFOLIO OF
       LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON AUGUST 3, 2000
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                    LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on August 3, 2000, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, and at any adjournment thereof, as indicated on the reverse side.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING
PROXY.

Please vote by filling in the box below.



                                                       FOR       AGAINST        ABSTAIN
                                                       ----      -------        --------





1.   To approve a change in sub-adviser for the       [   ]       [   ]          [   ]
     Lexington Corporate Leaders Portfolio from
     Lexington Management Corporation to London
     Pacific Advisory Services, Inc. and a proposed
     amendment to the Sub-Advisory Agreement
     among LPIMC Insurance Marketing Services
     ("Adviser"), London Pacific Advisory Services,
     Inc. and the Trust with respect to the
     Lexington Corporate Leaders Portfolio.




                    IMPORTANT: Please sign on the reverse side.